Exhibit 99.1

News Release

For Immediate Release	November 15, 2004

CARROLLTON BANCORP REPORTS QUARTERLY DIVIDEND

BALTIMORE, MARYLAND - Carrollton Bancorp (NASDAQ: CRRB) announced today a quarterly dividend of $0.10 per share payable December 1, 2004 to shareholders of record on November 11, 2004.  Robert A. Altieri, President & CEO, stated that the cash dividend rate was based on current earnings and future prospects for the Company

For additional information, contact Barbara Broczkowski, Chief Financial Officer, (410) 536-7308, or visit the Company’s Internet site at www.carrolltonbank.com.